UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 17, 2018
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.    Completion of Acquisition or Disposal of Assets

On September 17, 2018, Boyd Gaming Corporation (“Boyd”) completed its previously announced acquisition of Valley Forge Convention Center Partners, L.P. (“Valley Forge”), the owner and operator of Valley Forge Casino Resort in King of Prussia, Pennsylvania, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 20, 2017, as amended as of September 17, 2018 (the “Amendment”), in each case by and among Boyd, Boyd TCV, LP, a Pennsylvania limited partnership and a wholly-owned subsidiary of Boyd (“Boyd TCV”), Valley Forge, and VFCCP SR LLC, a Pennsylvania limited liability company, solely in its capacity as the representative of Valley Forge’s limited partners. Pursuant to the Merger Agreement, Boyd TCV merged with and into Valley Forge (the “Merger”), with Valley Forge surviving the Merger. Valley Forge is now a wholly-owned subsidiary of Boyd.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Boyd's Annual Report on Form 10-K filed February 26, 2018 and is incorporated herein in its entirety by reference, and the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.2.

Item 7.01.    Regulation FD Disclosure.

On September 17, 2018, Boyd issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*
Agreement and Plan of Merger, dated as of December 20, 2017, by and among Boyd Gaming Corporation, Boyd TCV, LP, Valley Forge Convention Center Partners, L.P. and VFCCP SR LLC (incorporated by reference to Exhibit 2.10 of Boyd Gaming Corporation's Annual Report on Form 10-K filed February 26, 2018).

2.2	First Amendment to Agreement and Plan of Merger, dated as of September 17, 2018, by and among Boyd Gaming Corporation, Boyd TCV, LP, Valley Forge Convention Center Partners, L.P. and VFCCP SR LLC.

99.1	Press Release, dated September 17, 2018

*Exhibits and schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Boyd hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 20, 2018	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer